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                                                                    EXHIBIT 23.5

                         CONSENT TO USE OF REPORTS OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated September 28, 1995, included in Calgene II, Inc.'s Form S-4 dated February 6, 1996, and to all references to our firm included in this registration statement.

                                            Arthur Andersen LLP

Tampa, Florida
June, 14, 1996



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